UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2008

(Date of Report/Date of earliest event reported)

SOUTHERN COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

 (Address and zip code of principal executive offices)

(602) 977-6595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 Other Events
Signatures

ITEM 8.01 OTHER EVENTS

On June 19, 2008, Southern Copper Corporation (the “Company”) filed a Current Report on Form 8-K and an accompanying press release announcing that the Executive Committee of the Board of Directors approved a three-for-one stock split of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  This Amendment to the Company’s Current Report on Form 8-K is being filed to correct the number of shares of Common Stock outstanding prior to, and after completion of the stock split.

The correct number of shares of Common Stock outstanding prior to the stock split is 294,465,650 and the number of shares of Common Stock that will be outstanding after completion of the stock split will be 883,396,950.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation
(Registrant)

By:	/s/ Armando Ortega Gómez
Armando Ortega Gómez
General Counsel,
Attorney-in-fact (pursuant to a power
of attorney filed on June 20, 2006)

Date: June 25, 2008